Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 1 Operator: Good day, ladies and gentlemen, and welcome to the Q2 2017 Liquidity Services' Earnings Conference Call. At this time, all participants are in a listen-only mode. Later, we will conduct a question-and- answer session and instructions will be given at that time. [Operator Instructions] As a reminder, this conference call is being recorded. I would now like to turn the conference over to Senior Director of Investor Relations, Julie Davis. You may begin. ............................................................................................................................. ............................................................................................ ....... Julie Davis Senior Director-Investor Relations, Liquidity Services, Inc. Thank you, Lianne. Hello and welcome to our second quarter fiscal year 2017 financial results conference call. Joining us today are Bill Angrick, our Chairman and Chief Executive Officer; Jorge Celaya, our Chief Financial Officer; and Michael Sweeney, our Chief Accounting Officer. We will be available for questions after our prepared remarks. The following discussion or responses to your questions reflect management's views as of today, May 4, 2017 and will include forward-looking statements. Actual results may differ materially. Additional information about factors that could potentially impact our financial results is included in today's press release and in our filings with the SEC, including our most recent annual report on Form 10-K. As you listen to today's call, we encourage you to have our press release in front of you, which includes our financial results, as well as metrics and commentary on the quarter. During this call, we will discuss certain non- GAAP financial measures. In our press release and our filings with the SEC, each of which is posted on our website, you will find additional disclosures regarding these non-GAAP measures, including reconciliations of these measures with comparable GAAP measures. We also use certain supplemental operating data as a measure of certain components of operating performance, which we also believe is useful for management and investors. This supplemental operating data includes gross merchandise volume and should not be considered a substitute for or superior to GAAP results. At this time, I'd like to turn the presentation over to our CEO, Bill Angrick. ............................................................................................................................. ................................................................................................... William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc. Thank you, Julie. Good morning and welcome to our Q2 earnings call. I'll review our Q2 performance and provide an update on key strategic initiatives. Next, Mike Sweeney will provide more details on the quarter. Finally, Jorge Celaya will provide our outlook for the current quarter. Liquidity Services reported Q2 results in line with our GMV guidance and above the guidance range on adjusted EBITDA, driven by growth in our GovDeals deals, state and local marketplace, and our strong GMV in our Network International energy marketplace. Our DoD marketplace GMV was down 21% year-over-year, reflecting lower volumes and a less favorable product mix. The focus of our long-term strategy remains the growth of our commercial and GovDeals, state and local government marketplaces. And we are pleased to report that aggregate GMV in these marketplaces grew 14% organically over the prior year period. This marks a return to top line organic growth for the second consecuti ve quarter in this focus area and demonstrates our ability to attract new clients and expand existing relationships.

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 2 The rise of e-commerce is driving the need for our marketplace channels and services. For example, our return to management solutions are well suited to the rapid growth of product returns, which totaled $260 billion of merchandise in 2016 according the National Retail Federation. During Q2, our retain supply chain group signed a number of online retailers, omni-channel retailers and manufacturers who will use our return to management and marketplace solutions to reduce the number of product touches and transportation costs incurred with these products. Our fully integrated solution provides space, returns credit reconciliation, reporting, and best-in- class B2B and B2C sales channels to maximize value for retailers and manufacturers of all sizes. Another driver for our business is the trend of globalization and the need for manufacturers to constantly rebalance their supply chain, and factory and production equipment in response to changes in technology and consumer demand. Our solution provides clients, the global marketplace, services and infrastructure to manage value and sell their capital equipment in every major industry vertical to lower cost and drive efficiencies. During the quarter, our commercial capital assets business benefited from strong activity with corporate consignment accounts, particularly in the energy vertical, which was up 108% year-over-year. We added 32 new commercial accounts during the quarter and have expanded our sales and business development teams within our capital assets group to capitalize on our success and reputation for delivering strong results. Our GovDeals state and local government marketplace also outperformed our expectations, growing 30% year- over-year organically to a record $64.3 million in GMV, as more sellers utilize our platform and value -added services. We added over 300 new agency accounts during the quarter and are still less than 10% penetrated among all state and local agencies in the U.S. and Canada. This quarter, we also continued to make steady progress with our LiquidityOne transformation program. We're on the cusp of delivering a new mobile first e-commerce marketplace solution that will integrate our business processes and expand our ability to provide our clients and buyers with an improved user experience, enhanced functionality and greater access to buy and sell surplus assets on a global scale. We are busy preparing the launch of our Network International energy marketplace, on our new e-commerce platform and ERP system for the summer. This deployment will support over 32,000 sellers and buyers transacting across 37 countries in over 240 asset categories. While property management, customer management, transaction management and financial settlement will occur in our integrated platform and will replace numerous legacy systems and manual processes. Our new marketplace will also have multi-lingual capabilities to support our international buyers and sellers. We exited the quarter in a strong financial position to pursue our growth initiatives with a $116 million in cash and zero debt. In addition to funding our platform investments, we intend to invest in new products and services, organically and via acquisition that will enable us to consolidate the large fragmented reverse supply chain industry. Looking ahead to the second half of fiscal 2017, we expect solid organic top line growth in our commercial and GovDeals marketplaces. Our near-term outlook reflects significant current investment on our part, but does not yet reflect the benefit of the new products, capabilities and business expansion opportunities we are building at Liquidity Services. In closing, continued investments in our people, processes and platform will enhance the value we bring to clients as the leading solution provider in the $100 billion plus reverse supply chain market. As we begin to harvest the investments we are making over the next few years, we are excited about the tremendous potential to grow our

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 3 business. Macro trends in the growth of e-commerce, globalization, and sustainability initiatives will drive the need for our platform and services. Liquidity Services is committed to driving innovation and significant value creation for our customers and shareholders as we execute our long-term growth strategy. Now, let me turn over to Mike for more details on Q2 results. ............................................................................................................................. ................................................................................................... Michael E. Sweeney Chief Accounting Officer & Vice President, Liquidity Services, Inc. Thanks, Bill. So as Bill noted, we finished the second quarter of fiscal 2017 above the company's guidance range for GAAP net loss, GAAP EPS and non-GAAP adjusted EBITDA and within the guidance range for GMV and non- GAAP adjusted EPS. So, next I'll comment on our second quarter results with comparison to the prior-year period. The amount of GMV increased 7% or $10.7 million to $163.7 million, due to increases of 30% or $14.7 million in our state and local government or GovDeals marketplace, and 3% or $2.1 million in our commercial marketplaces, partially offset by a 21% decrease, or $6.1 million in our DoD businesses. Total revenue decreased $14.6 million, or 17%, to $72.3 million, and was the result of decreases in our commercial and DoD marketplaces, partially offset by increases in our GovDeals state and local government business. Revenue from the commercial marketplaces was down 18%, or $8.7 million due to a decrease in revenue within our industrial vertical, which had strong prior year results, as well as a decrease in TruckCenter sales, resulting from our exit of the land-based live auction in retail business. The commercial declines were partially offset by an increase in our energy vertical, as well as an increas e in revenue from growth in new programs, as well as core accounts in our retail marketplace. Revenue from our DoD contracts declined 21%, or $7.3 million due to lower volume and lower service revenue related to our Surplus contract. GovDeals revenue increased 26% or $1.4 million due to an increase in the number of new sellers and additional sales volume from existing clients. Reconciling the GMV increase to the revenue decrease, the changes were driven by a shift in the mix of consignment deals and principal deals. GMV is up from stronger consignment model transactions in fiscal 2017 that more than offset lower principal model transactions in our commercial marketplaces, as well as lower volume at our DoD contracts. The principal deals have a bigger impact on revenue and led to the revenue decline. Cost of goods sold decreased $5.3 million or 13% to $34.6 million from $39.9 million, primarily due to decreased transactions within the industrial vertical of our commercial marketplaces, as well as in the Truc kCenter business. Partially offsetting the cost of goods sold decrease was an increase in our retail marketplace, driven by an increase in certain prices we paid for inventory. Cost of goods sold increased to 47.8% of revenue from 46.0% in the prior year. Client distributions increased $2.5 million to $5.0 million, driven by the increase in the amount of distributions payable to the DLA under the new terms of the current Scrap contract. As a percentage of revenue, distributions increased to 6.9% from 2.9%. Technology and operations expenses decreased $3.6 million or 15%, attributed to less technology related consulting cost, as well as a decrease in staff and warehouse cost. As a percentage of revenues, technology and operations expenses increased to 29.1% from 28.4% in the prior year. Benefit for income taxes decreased $0.2 million to a benefit of $0.1 million for the quarter, down from a benefit in the prior year of $0.3 million, driven by evaluation allowance charge and the impact of foreign, state and local taxes and permanent tax adjustments.

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 4 Net loss increased $7.4 million to a negative $8.3 million. Adjusted net loss increased $7.7 million from $1.1 million adjusted net income in the prior year to $6.6 million adjusted net loss this year. Adjusted EBITDA loss was negative $4.4 million compared to a positive $2.9 million in the prior year, mostly due to the year-over-year decreases in revenue in our DoD business, related to the wind down of our old Surplus contract and higher cost of our new Surplus and Scrap contracts. Higher LOT project costs also contributed to the year-over-year change. Diluted loss per share increased to negative $0.26 from negative $0.03 in the prior year. And adjusted diluted loss per share increased to negative $0.21 from $0.04 in the prior year, based on approximately $31.4 million diluted weighted average shares outstanding. For the first half of fiscal 2017, Liquidity Services used $14.4 million of net cash for operating activities, compared to net cash of $24.7 million provided in the prior year second quarter. The $39.1 million decrease in cash provided by operating activities between periods was attributable to the $34.7 million proceeds in fiscal 2016, related to the recovery of prior year income taxes, as well as the greater loss in fiscal 2017. We continue to have a strong debt free balance sheet on March 31, 2017 we had a cash balance of $116 million. Current assets of $164 million total assets of $240 million and $85 million in working capital. Capital expenditures during the quarter were $1.7 million; we expect capital expenditures for fiscal 2017 to be between $8 million and $10 million. I'll now turn it over to Jorge for the outlook on the next quarter. ............................................................................................................................. ................................................................................................... Jorge A. Celaya Chief Financial Officer & Executive Vice President, Liquidity Services, Inc. Good morning. Reflecting on our first half fiscal year 2017 results, our commercial marketplaces combined with the GovDeals state and local government marketplace have achieved double-digit organic GMV growth for the past two quarters, as we continue to build more depth in our client base and grow our network of relationships within our core vertical markets. As we implement a new platform to combine and leverage our buyer base across our marketplaces for our seller clients, we anticipate benefits that will position us to continue to grow our GMV activity. As Bill has indicated, we are advancing our long-term growth strategy and transformation plan to deliver the most trusted integrated e- commerce marketplace solutions and services to manage, value, and sell inventory and equipment for our clients with self-service to full-service solutions across industry verticals that include energy, industrials, consumer goods, technology, government, and others, where we have domain expertise to value and manage assets and seller needs. Looking towards our second half, we will reach a major milestone as we launch our Network International energy marketplace onto the new LiquidityOne platform and ERP system, to drive a better user experience and more efficient operations, to help grow our buyer and seller base in the U.S. and internationally. Additionally, we are ramping up our efforts to complete the design and deployment of our remaining commercial marketplaces onto the new e-commerce platform including the architecting of our expanded self-service and returns management solutions. This increased project activity will result in higher spending associated with our LiquidityOne program as we ramp up project resources and incur higher integration and consulting expenses. We are also creating a new data warehouse product to supply data reporting services to our marketplace clients and third parties. We expect our LiquidityOne IT project expenses to range between $2 million to $3 million per

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 5 quarter for the remainder of 2017, higher than recent quarters as we are entering the final UAT and go-live phase of our energy marketplace launch and the acceleration of preparing our next marketplaces for go-live. Our third quarter guidance currently anticipates year-on-year comparatively stable GMV performance, as our growth in current and new seller accounts in our GovDeals and retail marketplaces is offset by lower volumes in our DoD Surplus contracts, and the wind down of our TruckCenter marketplace. Our bottom line results are anticipated to be comparatively down year-on-year, as one, our DoD Surplus and Scrap contracts have completed transitioning to new pricing terms, and we have completed the sell through of backlog surplus property acquired under the old more favorable terms. Two, some higher pricing for inventory purchases, where we expect to experience bottom line pressure, while we adjust our related operational costs during the next two quarters. Three, as mentioned, the ramp up of activity and spending in our LiquidityOne Transformation initiative, and four, a tough year-over-year comparison in our commercial capital assets, principal deals business with – which was exceptionally high in the third quarter of 2016, and will continue by its nature to vary quarter-to-quarter. Management's guidance for the next fiscal quarter is as follows. We expect GMV for the third quarter of 2017 to range from a $170 million to a $190 million. A GAAP net loss is expected for the third quarter of 2017 in the range of negative $10 million to negative $7 million. With a corresponding GAAP loss per share for the third quarter, ranging from negative $0.32 to a negative $0.22. We estimate non-GAAP adjusted EBITDA for the third quarter of 2017 to range from a negative $7 million to a negative $4 million. A non-GAAP adjusted loss per share is estimated for the third quarter in the range of negative $0.29 to negative $0.19. This guidance also assumes we have diluted weighted average shares outstanding for the quarter of approximately $31.4 million. We will now take your questions. ............................................................................................................................. ................................................................................................... QUESTION AND ANSWER SECTION Operator: [Operator Instructions] And our first question comes from Gary Prestopino with Barrington Research. Your line is open. ............................................................................................................................. ................................................................................................... Gary Frank Prestopino Analyst, Barrington Research Associates, Inc. Hey, good morning everyone. ............................................................................................................................. ................................................................................................... William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc. Good morning, Gary. ............................................................................................................................. ................................................................................................... Gary Frank Prestopino Analyst, Barrington Research Associates, Inc. The – I think, prior quarters you called out between $1 million to $2 million of spend on LiquidityOne initiative per Q A Q

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 6 quarter and now it's up to $2 million to $3 million, I just want to make sure I've got that right? ............................................................................................................................. ................................................................................................... Jorge A. Celaya Chief Financial Officer & Executive Vice President, Liquidity Services, Inc. Yes. And one of the things that I think I've mentioned in the past is that we tended to be on the low end of that $1 million to $2 million range, and what we've done is that we're – we wanted to go at a faster pace, plus entering into the actually go live and UAT testing, you get to this phase of the project and it's all hands on deck, plus a couple of other new initiatives like the beta management, that I mentioned. I think this all is coming together, that I think is prudent to increase the range, I'm still hopeful that it won't be on the high end of that range, as we manage the expenses through that and getting our ERP solution online is also a partial part of that cost. So, yes, $2 million to $3 million I think is a – is prudent, so I certainly think we're going to be at or above the $2 million of the range that we have previously given.............................................................................................................................. ................................................................................... .............. Gary Frank Prestopino Analyst, Barrington Research Associates, Inc. That's fine. And then in terms of this whole LiquidityOne transformation, I seem to recall at one time you said this would be done by the end of fiscal 2018. Bill, is that still your target or is this going to continue to bleed into fiscal 2019? ............................................................................................................................. ............................................................................................... .... William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc. We're really focused on having the aggregation of our buyer base visible to our customers in fiscal 2018. There are lots of nuances related to the sun-setting of back office tools, our target is to continue to do that through this year and fiscal 2018, there's potentially depending on risk mitigation or potentially scenarios where there could be a tail of back office tools beyond fiscal 2018, but I think the real value-add for us is having the supply and demand generation in a single e-commerce stack, and that's our focus for fiscal 2018. ............................................................................................................................. ................................................................................................... Gary Frank Prestopino Analyst, Barrington Research Associates, Inc. Okay. And then, as I recall from your narrative, you're talking about some new services that are driving your growth. Could you maybe just elaborate – or driving some growth, could you elaborate on what some of these key services are, please? ............................................................................................................................. ................................................................................................... William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc. Sure. Well, we are a data-intensive business, we've continued to grow our valuation services, we've done a number of global asset valuation projects to help clients understand what's in their supply chain and help them bring those assets to market. We've also done a nice job of integrating returns management solutions within into our marketplace solutions for the sale of assets. As you know, the secular growth of online retail continues unabated, and coming out of the last holiday season, where we got a lot of very nice coverage. The focal point for many of the retail clients and our vendors has been how to manage this increasing volume of returns, returns volumes are exploding as a result of the growth of online retail. We position ourselves, Gary, to handle the physical flow of those returns. The identification and in some cases value-add to those returned items, the credit reconciliations so that both A Q A Q A

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 7 sellers and manufacturers can close their books. And then we provide disposition recommendations on how to recover value from those assets and these could range from home goods, consumer electronics, heavy tools and equipment you'd see in do-it-yourself home improvement stores, and we're positioning the business to continue to provide this turnkey return to management and asset disposition solution to solve the needs of the retail supply chain industry. So, we'll – and during the last quarters, I noted in my remarks, we brought on a number of pure e-commerce retailers, who are growing in their categories, omni-channel retailers that are providing both buy online, buy in the store, in some cases return at the store, or return through online solutions, so that creates a need for our services. And we're also working with manufacturers. Manufacturers want to make sure that they understand the volume and nature of what is being returned and they want compliant disposition channels to protect their brand image in the secondary marketplace. We're well positioned to deal with those issues for manufacturers.............................................................................................................................. .................................................................. ............................ Gary Frank Prestopino Analyst, Barrington Research Associates, Inc. Okay. Thank you. ............................................................................................................................. ............................................................................ ....................... Operator: [Operator Instructions] And your next question comes from Colin Sebastian with Robert W. Baird. Your line is open. ............................................................................................................................. ................................................................................................... Dalton Kern Analyst, Robert W. Baird & Co., Inc. Good morning, this is Dalton Kern on for Colin. Just a couple of questions. First being, we're looking at our ramping in spending the next quarter related to the go-live for the LiquidityOne platform. I was wondering if you can given us any more visibility on what we can expect for normalized margin structure moving forward, after these initiatives start gaining traction, can we expect them to go back to historical levels or are we going to see a more elevated level of spending related to that? ............................................................................................................................. ................................................................................................... William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc. Well, I think as we look through fiscal 2017 into the fiscal 2018, you're going to have continued spend on ERP and marketplace rollout, I think you'll see some tapering as we consolidate systems and reduce the number of consultants and launch activities, and at the same time, we'll be continuing to market to buyers and sellers the benefits of these new systems. So I would say you'll have some tapering in the second half of fiscal 2018 as we take the one time project cost and conclude those project costs. But there's still important work and integration that we're doing and we wouldn't say full normalization during fiscal 2018. ............................................................................................................................. ................................................................................................... Dalton Kern Analyst, Robert W. Baird & Co., Inc. Great. Thank you. And then in terms of the growth you're seeing, particularly in commercial and GovDeals. Can you give us any color there in terms of how much of that is coming from the addition of new customers versus increasing spending from your existing customers? ............................................................................................................................. ............................................................................... .................... William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc. Q Q A Q A

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 8 Well, we've always managed both, I think in the state and local marketplace, there is a secular shift underway and we're leading that of the 60,000 or so public sector agencies. We're closing in on about 10,000, so we have another growth opportunity in Canada. And on a combined basis, we're less than 10% penetrated, we're picking up larger municipalities and agencies, so for example, we signed the City of Boston, we signed a contract with the State of California, we're working to expand West of the Mississippi and feel good about the Pacific North West and that brings us north of the border to Canada as well. So, we're a best practice, we're bringing greater value-created convenience, and then there's the network effect of both the buying and selling on the platform, but also the decision makers who are managing operations and fleets for these, these public sector agencies who are talking to their peers, looking for best practices and GovDeals, is at the top of that list. With respect to returns management and what we're seeing there, I think again, you have supply chain professionals, who are running – running their businesses and looking for cost control, looking for maximum utilization of their distribution centers and retail stores. And so the fact that we have a national distribution center network, we can relieve them of their space constraints, we can handle the physical flow of goods, the financial settlement and reconciliation of returned products, and then also we have value recovery channels that are tied to registered buyers. So, we're able to take product in large volumes and velocity moving through our B2B channels. We also have the ability to segregate high value assets and even do repair and refurbishment and move through those B2C channels. We actually connect client products to over – up to about 18 B2C channels now. So, there's a lot of opportunity to continue to grow in that area. On the industrial side, we noted our energy supply chain business grew a 108% year-over-year, these are large global companies, they need the project management support, the valuation, the expertise and then the buyer base to recover value. And I think as energy prices have stabilized, there are more buyers willing to invest capital in the line pipe and the drilling equipment and heavy equipment that we sell for the energy customers. So, there's more liquidity in that marketplace, and we're doing very large scale projects measured in the many millions of dollars for the top exploration production companies and then the second tier of upstream and downstream distributors who have a lot of capital in the distribution pipeline storage assets and alike. So we think there is a cyclical recovery going on in energy, that's benefiting us. And then the rest of the industrial supply chain, these are companies that manage factories and are managing the machines and production equipment in those factories. In some cases, they're ramping up factories in one location in the world and then ramping down in another. We help them redeploy assets, where economical, sell those assets. And we're doing it and with the uniform service on a global basis, clients want those global master service agreements, they want compliance management, they want their brands protected. That's why they're choosing Liquidity Services. And then lastly as Jorge's alluded to, we're building out self service functionality on top of our marketplace. So that clients, if they would desire, can manage the process themselves and then load assets into our marketplace and take advantage of our buyer base in our marketing programs. GovDeals, for example is self-service, clients are responsible for using our menu driven system to catalogue and upload their assets, we think that is the right application in the commercial sector as well. ............................................................................................................................. ................................................................................................... Dalton Kern Analyst, Robert W. Baird & Co., Inc. Great. Thank you. ............................................................................................................................. ................................................................................................... Operator: And I'm showing no further questions. I would now like to turn the call back to Julie Davis for any Q

Liquidity Services, Inc. (LQDT) Q2 2017 Earnings Call 9 further remarks. ............................................................................................................................. ................................................................................................... Julie Davis Senior Director-Investor Relations, Liquidity Services, Inc. Thank you for participating in our call, today. Please let us know if you have any follow-up questions. And have a nice day. ............................................................................................................................. ................................................................................................... Operator: Ladies and gentlemen, thank you for participating in today's conference. This concludes the program and you may all disconnect. Everyone have a great day.